UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 8, 2011

Viasystems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15755	75-2668620
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 S. Hanley Road, Ste. 1800, St. Louis, Missouri		63105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	314-727-2087

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 8, 2011, Viasystems Group, Inc. issued a press release commenting on business conditions related to the recent natural disasters in Japan and increasing costs of materials and labor. A copy of such press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Viasystems Group, Inc. dated April 8, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viasystems Group, Inc.

April 12, 2011	By:	/s/ Christopher R. Isaak

Name: Christopher R. Isaak
Title: Vice President, Corporate Controller and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Viasystems Group, Inc. dated April 8, 2011